UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 27, 2004 (July 23, 2004)
Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None
(Former name or former address, if changed since last report)

Item 9 - Regulation FD Disclosure and Item 12 - Disclosure of Results of Operations and Financial Condition

The following information is hereby furnished pursuant to Item 9 and Item 12.

On July 23, 2004, Peoples Energy Corporation (the "Company" or "we") issued a press release and held a webcast conference call to discuss financial results for the third quarter of fiscal year 2004, update its earnings guidance for fiscal year 2004 and comment on financial analysts' earnings estimates for fiscal year 2005. A complete copy of the press release was furnished to the SEC on July 23, 2004 in a separate Current Report on Form 8-K under Item 9 and Item 12. A copy of the July 23, 2004 conference call transcript is attached to this Form 8-K as Exhibit 99. An audio replay of the conference call is publicly available at the "Investors" section of the company's internet website at www.PeoplesEnergy.com through July 30, 2004, or by telephone at 800-642-1687, reference number 8237007, through July 28, 2004.

Forward-Looking Information. This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, such as management's outlook for earnings and capital expenditures for fiscal year 2004 and fiscal year 2005. Generally, the words "may", "could", "project", "believe", "anticipate", "estimate", "plan", "forecast", "will be", and similar words identify forward-looking statements. Actual results could differ materially from such expectations because of many uncertainties, including, but not limited to: adverse decisions in proceedings before the Illinois Commerce Commission concerning the prudence review of the utility subsidiaries' gas purchases; the effects of the Company's announced strategic reorganization; the future health of the United States and Illinois economies; the timing and extent of changes in interest rates and energy commodity prices, including but not limited to the effect of gas prices on cost of gas supplies, accounts receivable and the provision for uncollectible accounts, interest expense and earnings from the oil and gas production segment; adverse resolution of material litigation; effectiveness of the Company's risk management policies and the creditworthiness of customers and counterparties; regulatory developments in the United States, Illinois and other states where the Company does business; changes in the nature of the Company's competition resulting from industry consolidation, legislative change, regulatory change and other factors, as well as action taken by particular competitors; the Company's success in identifying diversified business segment projects on financially acceptable terms and generating earnings from projects in a reasonable time; operational factors affecting the Company's gas distribution, power generation and oil and gas production segments; Aquila Inc.'s financial ability to perform under its power sales agreements with Elwood Energy LLC; drilling risks and the inherent uncertainty of oil and gas reserve estimates; weather related energy demand; and terrorist activities. Some of the uncertainties that may affect future results are discussed in more detail in Peoples Energy's most recent Form 10-K filed with the SEC under Item 1 - Business and Item 7 - Management's Discussion and Analysis, as such information may be updated by subsequent filings under the Securities Exchange Act of 1934. All forward-looking statements included in this Current Report on Form 8-K are based upon information presently available, and Peoples Energy assumes no obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

July 27, 2004	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99	Transcript of the analysts conference call held July 23, 2004.